SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: December 16, 2005


                             E AND S HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


        Nevada                      000-50101                    91-2135425
(State of incorporation       (Commission File No.)           (I.R.S. Employer
   or organization)                                          Identification No.)


     5046 East Boulevard, Northwest
              Canton, Ohio                                          44718
(Address of principal executive offices)                         (Zip Codes)


                                 (330) 966-8120
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act

SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

E and S Holdings, Inc. is pleased to advise the Shareholders that effective December 16, 2005, it will commence trading on the OTC Bulletin Board (OTCBB). The shares of stock of E and S Holdings, Inc. will be traded under the symbol ESHI.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2005

                                            E and S Holdings Inc.


                                            By: /s/ Edward A. Barth
                                               --------------------------------
                                               Edward A. Barth, Chief Executive
                                               Officer, Chief Financial Officer